EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, John T. Cahill, do hereby make, constitute and appoint Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2011, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 9th day of February, 2012.

/s/ John T. Cahill
Name: John T. Cahill

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Helene D. Gayle, do hereby make, constitute and appoint Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2011, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 9th day of February, 2012.

/s/ Helene D. Gayle
Name: Helene D. Gayle

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Ellen M. Hancock, do hereby make, constitute and appoint Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2011, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 9th day of February, 2012.

/s/ Ellen M. Hancock
Name: Ellen M. Hancock

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Joseph Jimenez, do hereby make, constitute and appoint Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2011, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 9th day of February, 2012.

/s/ Joseph Jimenez
Name: Joseph Jimenez

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Richard J. Kogan, do hereby make, constitute and appoint Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2011, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 9th day of February, 2012.

/s/ Richard J. Kogan
Name: Richard J. Kogan

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Delano E. Lewis, do hereby make, constitute and appoint Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2011, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 9th day of February, 2012.

/s/ Delano E. Lewis
Name: Delano E. Lewis

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, J. Pedro Reinhard, do hereby make, constitute and appoint Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2011, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 9th day of February, 2012.

/s/ J. Pedro Reinhard
Name: J. Pedro Reinhard

EXHIBIT 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Stephen I. Sadove, do hereby make, constitute and appoint Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2011, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 9th day of February, 2012.

/s/ Stephen I. Sadove
Name: Stephen I. Sadove